Rowan Companies, Inc.
D.F. McNease
Chairman & CEO
January 2007
Pritchard Capital Partners

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company.  Among the factors that could cause actual results to differ materially are the following: oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation; weather conditions in the Company’s principal operating areas; and environmental and other laws and regulations.  Other relevant factors have been disclosed in the Company’s filings with the U. S. Securities and Exchange Commission.
Forward Looking Statements

Rowan Companies, Inc. Revenues
Drilling 73%
Manufacturing
27%
Drilling
70%
Manufacturing
30%
2005
2006 Estimate

Operations and Backlog
                                                                                   YTD                       YTD
                                                                                 9/30/06                  9/30/05
                                                                                         ($ in millions)
External revenues                                             $313.0                        $191.1
Margin* (% of revenues)                                  $72.1 (23%)    $42.9 (22%)
Operating income** (% of revenues)            $28.7 (9%)             0.9 (1%)
External backlog                                                $578.1                       $321.7
Internal volume to Rowan                                $164.1                        $80.5
*   Equals external revenues less direct cost of sales
**  Equals margin less SG&A, Engineering and R&D, which are allocated among groups after the margin line but before operating income, plus gain (loss) on sale of fixed assets
Drilling Division
As of September 30, 2006, the Drilling Division has a backlog of approximately $1.9 billion based on long term contracts for 13 rigs
Manufacturing Division

Forestry & Mining
Forestry Distribution
Mining Distribution
Drilling Products Distribution
LeTourneau Technologies, Inc. – Worldwide Operations

LeTourneau, Inc. - Longview
OEM - Houston
LeTourneau, Inc. - Vicksburg
LEWCO - Houston
LeTourneau Technologies, Inc. Facilities

Rig 54
25 Land rigs currently
operating in
Texas, Louisiana & Oklahoma
22 out of the 24 rigs are
on term contracts
Current average day rate:
$ 23,125
4 newbuilds are under construction
3 of the 4 rigs are contracted for terms
of two to three years with day rates at
approximately $27,500
Rowan’s Land Fleet

Rowan’s Offshore Fleet – 21 Total Jack-ups
Gorilla Class
3 Rigs
14%
300-350'
116-C
7 Rigs
33%
350'
Slot
2 Rigs
10%
250’- 300’Slot
2 Rigs
10%
TARZAN
CLASS
3 Rigs
14%
Super Gorilla
Class
4 Rigs
19%
The Hank Boswell, Rowan’s 3rd TARZAN Class jack-up,
was christened into service on September 23, 2006.
Three additional rigs are under construction / on order.

Rowan’s Worldwide Drilling Operations
U.S. Gulf of Mexico
9 Jack-ups
Trinidad
1 Jack-up
Eastern Canada
Operations Office
North Sea
3 Jack-ups
Middle East
8 Jack-ups
Jack-up Rigs
Land Rigs
25 Land Rigs

Rowan’s Safety Statistics: Offshore and Land Drilling
TRIR Rate
LTI Rate
Rowan accident rate based on 200,000 man-hours

Rowan’s Worldwide Offshore Fleet
Eastern
Canada
1 Rig 5%
Middle East
4 Rigs
19%
North Sea
2 Rigs
9%
Current average day rate worldwide: $154,000
U.S. Gulf of
Mexico
9 Rigs
43%
Middle East
8 Rigs
38%
U.S. Gulf of
Mexico
13 Rigs
62%
North Sea
3 Rigs
14%
Trinidad
1 Rig
5%
4th Quarter 2006
1st Quarter 2007
(Number of rigs per area)
Trinidad
1 Rig
5%

Eastern
Canada
13%
Middle East
5%
North Sea
29%
U.S. Gulf of
Mexico
32%
Middle East
24%
U.S. Gulf of
Mexico
51%
North Sea
42%
Trinidad
2%
1st Quarter 2007
Rowan’s Worldwide Offshore Fleet
(Net Book Value per area)
Trinidad
2%
4th Quarter 2006

Rowan Companies, Inc. - ROI Analysis
4 year income – after taxes (35%)                        $203million
Estimated ROI – after taxes                                   20%
4 year cash flow – after taxes                               $241 million
Saudi Aramco Contract: 2 TARZAN Rigs - 4 year period

Worldwide Jack-ups: Contracted Time and Average Dayrates

Contractor    Total Jack-ups  % Time Cont.   Avg. Dayrate    % Time     Avg. Dayrate     % Time      Avg. Dayrate
  Rowan                  21                    65%             $173,303           50%          $167,554             23%          $167,616
      A                       43                    76%             $150,537           55%          $165,929            22%          $168,719
      B                       41                    66%             $138,578           38%          $131,050            25%          $133,398
      C                       24                    88%             $112,515           49%          $134,314            29%          $140,786
      D                       41                    82%             $115,111           35%          $124,795            15%          $131,535
      E                       27                    52%               $93,677           19%            $97,340            11%          $105,387
  World                  321                    69%             $125,358           40%          $137,218            22%          $129,037
2007
2008
2009

Middle East Jack-up Market Share – Main Contractors
Includes data supplied by ODS-Petrodata, Inc; Copyright 2006

Year End Jack-up Demand Comparison
Source: RigZone
Date                     % Time Contracted        Average Dayrate
for next year                    for next year
Dec. 2006 (for ’07)                       69%                                            $125,358
Dec. 2005 (for ’06)                       51%                                            $  78,796
Dec. 2004 (for ’05)                       41%                                            $  52,844

Rowan’s CAPEX vs. Cash Flow
For the 21 months ended 9/30/2006
(In millions)
Cash Flow                                                                                $583
                Capital Expenditures:
                Drilling                                            ($530)
               Manufacturing                                ($55)
Total CAPEX                                                                           ($585)
CAPEX exceeds Cash Flow by                                           ($2)
*Cash Flow is Rowan's actual increase in cash, excluding additions to PP&E

E. Canada: 100%
C & S
America: 83%
US GOM: 82%
Mexico: 96%
West Africa: 100%
North Sea: 1

0
00%
Middle East: 97%
SE Asia: 97%
Contracted
Not Contracted
75

2

0
27

3
33
25

0
84
3
32

1
16
15
1
Current Worldwide Jack-up Supply / Demand
Worldwide Utilization: 93%
Includes data supplied by ODS-Petrodata, Inc; Copyright 2006
Indian Ocean: 100%
31
0

Worldwide: Jack-up Supply Deficits
Southeast Asia                                    4 - 6 rigs
India                                                       3 - 4 rigs
West Africa                                           3 - 4 rigs
Mexico                                                  3 - 4 rigs
Middle East                                          5 - 6 rigs
North Sea                                             2 - 3 rigs
Trinidad                                                1 rig
Mediterranean                                     2 rigs
Total Rig Deficit23 - 30 Jack-ups

Worldwide Jack-up Newbuilds and Attrition 1950-2010
Additions to the Fleet
Attrition
Average Age of Retired Rigs: 20 yrs.
87% of the fleet is 20 years & older
Average Number of Retired Rigs
per year:  6 Rigs
Scheduled Construction / On Order
64 rigs under
construction
         2007 - 21
         2008 - 30
         2009 - 12
         2010 - 1
Includes data supplied by ODS-Petrodata, Inc; Copyright 2006

•
   Mediterranean – 1-2 rigs (250’IC / 300’IC)
•
Mexico – 2-3 rigs (250’IC/300’IC)
•
West Africa – 2 rigs (350’IC)
•
North Sea – 2 rigs (350’+IC)
•
Middle East – 4-5 rigs (300’IC/350’IC)
•
India – 1-2 rigs (300’IC)
•
Trinidad – 1 rig (350’IC)
•
Total Projected Migration – 13-17 rigs
• There are still 9 cold stacked jack-up
rigs further decreasing the active fleet to 64
• Considering a pre-storm demand of 92 rigs, there could be a 28 rig deficit in the the US GOM
December 2007
U.S Gulf of Mexico
Projected Rig Make-up
73 Total Jack-ups
(64 Total Active Jack-ups)
Gulf of Mexico Jack-ups
Projected Rig Make-up
December 2007
350’ IC
5 Rigs
7%
300’ IC
0 Rigs
250’ IC
8 Rigs
11%
<250’ IC
5 Rigs
7%
200’-250’ MS
17 Rigs
23%
200’-250’ MC
15 Rigs
21%
<200’ MC
15 Rigs
20%
IS
5 Rigs
7%
>350’ IC
3 Rigs
4%